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             LIABILITIES UNDERTAKING AND INDEMNIFICATION AGREEMENT

                  UNDERTAKING dated as of June 26, 1997 by LONG ISLAND LIGHTING COMPANY, a New York corporation ("LILCO") and MARKETSPAN ELECTRIC SERVICES LLC, a New York limited liability company formerly known as BL TD MANAGEMENT
LLC, MARKETSPAN GENERATION LLC, a New York limited liability company formerly known as BL GENERATION LLC, MARKETSPAN TRADING SERVICES LLC, a New York limited liability company formerly known as BL ENERGY MANAGEMENT LLC, MARKETSPAN UTILITY SERVICES LLC, a New York limited liability company formerly known as BL UTILITY SERVICES LLC, MARKETSPAN GAS CORPORATION (DBA BROOKLYN UNION), a New York corporation formerly known as BL GAS, INC., MARKETSPAN CORPORATE SERVICES LLC, a New York limited liability company formerly known as BL CORPORATE SERVICES LLC and MARKETSPAN FINANCE CORPORATION (the "Transferee Subsidiaries"), in favor of LONG ISLAND POWER AUTHORITY, a corporate municipal instrumentality and political subdivision of the State of New York ("LIPA") and, as of the closing of the Merger Agreement (as herein defined), the LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Surviving Corporation"). All references herein to the Surviving Corporation shall mean LILCO after the Effective Time (as defined in the Merger Agreement). All references herein to LILCO shall mean Long Island Lighting Company prior to the Effective Time.

                             W I T N E S S E T H:

                  WHEREAS, pursuant to an Agreement and Plan of Exchange and Merger (the "Merger Agreement") dated as of June 26, 1997 among Parent (used herein as therein defined), LILCO, LIPA and LIPA Acquisition Corp., a New York corporation ("LIPA Sub"), LIPA Sub is to merge with and into LILCO;

                  WHEREAS, pursuant to the Merger Agreement, the assets and properties of LILCO set forth on Schedule A thereto are to be transferred to the Transferee Subsidiaries (the "Transferred Assets") and the balance of LILCO's assets and properties are to be retained by the Surviving Corporation (the "Retained Assets"); and

                  WHEREAS, in partial consideration therefor, the Merger Agreement requires LILCO and each of the Transferee Subsidiaries to execute and deliver to LIPA and the Surviving Corporation this Undertaking;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which by LILCO and the Transferee Subsidiaries are

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hereby acknowledged, LILCO and the Transferee Subsidiaries hereby agree as follows:

                  1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Merger Agreement.

                  2. LILCO and the Transferee Subsidiaries, jointly and severally, hereby undertake, assume and agree, subject to the limitations contained herein, to pay or discharge, when due:

         a. Unpaid debts, liabilities or obligations of Parent, LILCO, Surviving Corporation or the Transferee Subsidiaries relating to the Transferred Assets, including, without limitation, liabilities or obligations relating to the Transferred Assets resulting or arising from: (i) claims for personal injury or property damage, or (ii) non-performance of any contract, commitment or obligation imposed by law or otherwise; and

         b. Except as provided in Section 6.8 of the Generation Purchase Right Agreement, legal, accounting, investment banking, engineering and similar fees or other transaction expenses ("Transaction Expenses") incurred by Parent, LILCO or the Transferee Subsidiaries in connection with the Merger Agreement and the other Basic Agreements or the consummation of the transactions contemplated thereby; and

         c. Taxes as defined in Schedule D imposed on Parent, LILCO or the Transferee Subsidiaries or for which Parent, LILCO or the Transferee Subsidiaries are responsible pursuant to paragraphs 3 and 4 of Schedule D; and

         d. Liabilities or obligations of Parent, LILCO, Surviving Corporation or the Transferee Subsidiaries resulting or arising from any non-performance by Parent, LILCO or the Transferee Subsidiaries of any provision of the Merger Agreement or any other Basic Agreement; and

         e. Debts, liabilities or obligations incurred by Parent or the Transferee Subsidiaries after the Closing; and

         f. Liabilities or obligations of Parent, LILCO, Surviving Corporation or the Transferee Subsidiaries relating to severance, change of control or similar payments payable to executives of LILCO in connection with the Closing; and

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        g.        Liabilities or obligations of Parent, LILCO, Surviving
                  Corporation or the Transferee Subsidiaries relating to the indemnification of Persons who were officers or directors of LILCO prior to the Closing or relating to any proxy or registration statement issued by LILCO or The Brooklyn Union Gas Company or any affiliate or successor of either in connection with the transactions contemplated by the Merger Agreement; and

        h. Liabilities or obligations of Parent, LILCO, Surviving Corporation or the Transferee Subsidiaries relating to Company Dissenting Shares or any other shares of any Person exercising their rights under Section 910 of the NYBCL; and

        i. Liabilities (other than contingent liabilities) or obligations of Surviving Corporation which would not otherwise be liabilities or obligations assumed hereby by Parent and the Transferee Subsidiaries and which should have been, in accordance with GAAP, reflected on the Closing Date Balance Sheet but which were not so reflected; provided, however, that no claim may be made pursuant to this clause (i) later than fourteen months after the Closing Date;

        j. Liabilities or obligations of LILCO, Surviving Corporation or the Transferee Subsidiaries relating to or arising out of any filing or other submission by LILCO or the Transferee Subsidiaries with any Governmental Authority; and

        k. Liabilities or obligations of LIPA or LIPA Sub relating to or arising out of any information provided by LILCO or the Transferee Subsidiaries to LIPA in writing for inclusion in any filing or other submission by LIPA or LIPA Sub with any Governmental Authority or in any offering document prepared by LIPA or LIPA Sub in connection with any financing required to consummate the transactions contemplated by the Merger Agreement; and

        1. Liabilities or obligations of Parent, LILCO, Surviving Corporation or the Transferee Subsidiaries relating to the debt Parent assumes pursuant to Section 2.1(h) of the Merger Agreement, the New Parent Preferred Stock issued pursuant to
                  Section 1.4(d) of the Merger Agreement and any federal or state securities laws liabilities, including, without limitation, underwriter liability, related to such debt or New Parent Preferred Stock.

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        m.        Liabilities (including, without limitation, underwriter
                  liability) or obligations of Parent, LILCO, Surviving Corporation or Transferee Subsidiaries relating to or arising out of the (i) investment by the Exchange Agent of the Cash Purchase Price in Parent Common Stock and (ii) delivery by the Exchange Agent of the Parent Shares.

                  3. Notwithstanding anything to the contrary contained above, the debts, liabilities and obligations assumed by LILCO and the Transferee Subsidiaries shall not include any:

        a. Unpaid debts, liabilities or obligations of LIPA, LIPA Sub or the Surviving Corporation relating to the Retained Assets, including, without limitation, liabilities or obligations relating to the Retained Assets resulting or arising from: (i) claims for personal injury or property damage, or (ii) non-performance of any contract, commitment or obligation imposed by law or otherwise; or

        b. Transaction Expenses incurred by LIPA, LIPA Sub or the Surviving Corporation in connection with the Merger Agreement and the other Basic Agreements or the consummation of the transactions contemplated thereby; or

        c. Taxes as defined in Schedule D imposed on LIPA or LIPA Sub or for which LIPA or LIPA Sub are responsible pursuant to paragraph 4 of Schedule D; or

        d. Liabilities or obligations of LILCO or the Transferee Subsidiaries resulting or arising from any non-performance by LIPA, LIPA Sub or the Surviving Corporation of any provision of the Merger Agreement or the other Basic Agreements; or

        e. Liabilities or obligations of LIPA, LIPA Sub or the Surviving Corporation relating to the indemnification of Persons who are officers or directors of the Surviving Corporation or relating to any registration or official statement or other offering document issued by LIPA, LIPA Sub or the Surviving Corporation in connection with any financing required to consummate the transactions contemplated by the Merger Agreement; or

         f. Liabilities or obligations of LIPA, LIPA Sub or the Surviving Corporation arising under the Merger Agreement or any other Basic Agreement; or

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         g.        Except as provided in Section 2(a), (c), (f), (g) and (i), debts, liabilities or obligations of LIPA, LIPA Sub or the Surviving Corporation relating to or arising out of acts or events occurring after the Closing.

                  4. Nothing contained herein shall require LILCO or any Transferee Subsidiary to pay or discharge any debt, liability or obligation to any third party expressly assumed hereby so long as LILCO or such Transferee Subsidiary shall in good faith contest or cause to be contested the amount or validity thereof (and perform their obligations (to the extent applicable) pursuant to Section 6 hereof), in which case LILCO or such Transferee Subsidiary, as the case may be, shall give LIPA and the Surviving Corporation written notice of its action and the basis therefor and keep LIPA and the Surviving Corporation informed of the progress and disposition thereof.

                  5. a. Other than as specifically stated above, neither LILCO nor any of the Transferee Subsidiaries assumes any debt, liability or obligation of the Surviving Corporation by this Undertaking, and it is expressly understood and agreed that all debts, liabilities and obligations not assumed hereunder by LILCO or the Transferee Subsidiaries shall remain the sole obligation of the Surviving Corporation, its successors and assigns and, subject to the provisions of Paragraph 5(b) herein, no person, firm or corporation other than LIPA and the Surviving Corporation shall have any rights under this Undertaking or the provisions contained herein.

                  b. Effective upon the Closing Date, LILCO shall assign its rights, obligations and interests hereunder to the Parent. LILCO agrees that it will not transfer any of its assets to Parent or any of the Transferee Subsidiaries or to any of their respective Affiliates unless and until Parent shall have assumed all of LILCO's obligations hereunder.

                  6. a. LILCO and the Transferee Subsidiaries (jointly and severally, the "Indemnifying Party") shall indemnify and hold harmless LIPA and LIPA Sub, and their respective agents, representatives, employees, officers and directors (each individually, an "Indemnified Party" and collectively, the "Indemnified Parties") against any action, proceeding, claim, judgment, settlement, damage, loss, injury, cost or expense, including, without limitation, reasonable fees and expenses of attorneys and other professionals (collectively, "Loss"), arising out of or relating to any debt, liability or obligation assumed by LILCO and the Transferee Subsidiaries hereby.

                  b. An Indemnified Party seeking indemnification pursuant to
Section 6(a) herein with respect to a claim, action or proceeding shall give prompt notice to the Indemnifying Party

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of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder, except to the extent that the Indemnifying Party is actually prejudiced thereby. The Indemnifying Party shall be entitled to control the handling of any such claim and to defend or settle any such claim, in its or their sole discretion, with counsel of its own choosing that is reasonably acceptable to the Indemnified Party; provided, however, that, in the case of any such settlement, the Indemnifying Party shall obtain written release of all liability of the Indemnified Party, in form and substance reasonably acceptable to the Indemnified Party. Notwithstanding the foregoing, each Indemnified Party shall have the right to employ its own separate counsel in connection with, and to participate in (but, except as provided below, not control) the defense of, such claim, but the fees and expenses of such counsel incurred after notice from the Indemnifying Party of its assumption of the defense thereof shall be at the expense of such Indemnified Party unless:

          (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party;

          (ii) counsel to such Indemnified Party shall have reasonably concluded that there may be a conflict on any significant issue between the Indemnifying Party and such Indemnified Party in the conduct of the defense of such claim; or

          (iii) the Indemnifying Party shall not in fact have employed counsel reasonably acceptable to the Indemnified Party to assume the defense of such claim within twenty (20) days following the receipt by the Indemnifying Party of the notice specified in the first sentence of this Section 6(b), in each of which cases the fees and expenses of counsel for such Indemnified Party shall be at the expense of the Indemnifying Party;

 provided, however, that, with respect to clauses (ii) and (iii) of this sentence, the Indemnifying Party shall not be obligated to pay the fees and expenses of more than one law firm, plus local counsel if necessary in each relevant jurisdiction, for all such Indemnified Parties with respect to any claims arising out of the same events or facts or the same series of events or facts. The Indemnifying Party shall not be entitled, without the consent of such Indemnified Party, to assume or control the defense of any claim as to which counsel to such Indemnified Party shall have reasonably made the conclusion that there may be a conflict on any significant issue between the Indemnifying

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Party and such Indemnified Party in the conduct of the defense of such claim as set forth in clause (ii) above, provided that the foregoing limitation shall apply only with respect to those issues for which there may be such a conflict.

                  7. This Undertaking shall be governed by the laws of the State of New York. Any dispute with respect to the interpretation or enforcement hereof shall be submitted to an alternative dispute resolution procedure to be agreed by the parties.

                  8. All notices and other communications given or made pursuant to this Undertaking shall be given or made in accordance with Section
11.2 of the Merger Agreement.

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                  IN WITNESS WHEREOF, this Undertaking has been executed as of the date first above written.

                                     LONG ISLAND LIGHTING COMPANY

                                     By: /s/ Dr. William J. Catacosinos
                                         ------------------------------
                                         Name: Dr. William J. Catacosinos
                                         Title: Chief Executive Officer


                  IN WITNESS WHEREOF, this Undertaking has been executed as of the 28th day of May, 1998.

                                     MARKETSPAN ELECTRIC SERVICES LLC

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

                                     MARKETSPAN GENERATION LLC

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

                                     MARKETSPAN TRADING SERVICES LLC

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

                                     MARKETSPAN GAS CORPORATION
                                     (DBA BROOKLYN UNION)

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

                                     -8-

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                                     MARKETSPAN CORPORATE SERVICES LLC

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

                                     MARKETSPAN UTILITY SERVICES LLC

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

                                     MARKETSPAN FINANCE CORPORATION

                                     By: /s/ Joseph E. Fontana
                                         ------------------------------
                                         Name: Joseph E. Fontana
                                         Title: Vice President

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